Money Market Funds

Prospectus Supplement

UBS RMA

Money Market Portfolio

U.S. Government Portfolio

Tax-Free Fund

California Municipal Money Fund

New York Municipal Money Fund

Supplement to the Prospectus dated August 29, 2012

May 16, 2013

Dear Investor:

The purpose of this supplement is to update certain information about how fund shares are bought and sold. The funds are offered primarily as part of "sweep" programs for certain clients at UBS Financial Services Inc. That firm has decided to change its sweep programs, effective on or about July 15, 2013. Therefore, the description in the funds' prospectus about how you can buy and sell fund shares is being updated by means of this supplement.

An initial brief description of these changes appears first below. This is followed by a section-by-section updating of various portions of the "Managing your fund account" section of the prospectus.

The degree to which a given shareholder is impacted by these changes, if at all, will vary based upon a number of factors, including the type of account(s) he or she has, the fund(s) selected, and account or relationship asset levels.

UBS Financial Services Inc. has prepared additional detailed information about its sweep programs. The prospectus's description of those programs is only a brief summary of certain features; it is not intended as a substitute for the other program materials that your Financial Advisor can provide. Please contact your Financial Advisor if you have any questions regarding your account or the sweep programs.

Summary of changes:

The client account sweep program administered by UBS Financial Services Inc. is changing; under this program, free cash balances in certain client securities accounts are swept into money market funds or interest-bearing deposit accounts. These changes include the introduction of a new bank deposit sweep feature under which free cash balances in certain client business accounts are swept into interest-bearing deposit accounts (the "Business Account Sweep Program"). The changes include the following:

•  All accounts that participate in a sweep program will be subject to an automatic dollar limit or "cap" of $250,000 per account owner with respect to the amount that can be swept into bank deposit accounts at UBS Bank USA; and

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•  For brokerage accounts that participate in a sweep program, cash balances in an account in excess of the dollar limit cap will be automatically invested in a deposit account at UBS AG, Stamford, Connecticut branch, unless the account holder has selected a money market fund as a secondary sweep option.

These changes will become effective on or about July 15, 2013. As a result of the changes, the prospectus is hereby revised as follows, effective on or about July 15, 2013.

Detailed updating changes to the "Managing your fund account" portion of the prospectus:

In the section captioned "Managing your fund account," the sub-section headed "Automatic deposit account sweep program" on page 23 of the prospectus is hereby deleted in its entirety and replaced with the following:

Automatic sweep programs. UBS Financial Services Inc. administers (1) a bank deposit sweep program under which free cash balances in certain client securities accounts are swept into interest-bearing deposit accounts ("Deposit Account Sweep Program") and (2) a bank deposit sweep program under which free cash balances in certain client business accounts are swept into interest-bearing deposit accounts ("Business Account Sweep Program," and, together with the Deposit Account Sweep Program, "Bank Sweep Programs"). Investors who are eligible to participate in the Bank Sweep Programs are referred to as "eligible participants" below to distinguish them from other investors in the funds.

Free cash balances of eligible participants automatically default to an interest-bearing deposit account (based on account type) as a primary sweep vehicle unless the eligible participant has selected a tax-exempt money market fund (i.e., Tax-Free Fund, California Municipal Money Fund or New York Municipal Money Fund) as his or her primary sweep option. If an eligible participant does not make such a selection, free cash balances (that is, immediately available funds) from his or her securities account will be automatically deposited in an interest-bearing deposit account. Eligible participants who do not wish to take part in a Bank Sweep Program may select a tax-exempt money market fund as their primary sweep fund.

All accounts participating in a Bank Sweep Program are subject to an automatic dollar limit or "cap" of $250,000 per account owner, which will apply to the amount that can be swept into bank deposit accounts under the applicable Bank Sweep Program. Available balances in excess of the cap will be automatically invested, for advisory accounts, in a fund based on program and account type, and for brokerage accounts, in deposit accounts at UBS AG unless a fund is selected by the eligible participant. (If you are unsure whether your account is classified as an "advisory account" or a "brokerage account," please contact your Financial Advisor.)

Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

Eligible participants in the Deposit Account Sweep Program also may purchase shares of Money Market Portfolio and/or U.S. Government Portfolio from their available balances. See "Buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants" below.

In the section captioned "Managing your fund account" and sub-headed "Selecting and changing your sweep option" on pages 23-24 of the prospectus, the sixth sentence is hereby deleted and replaced with the following:

Client securities accounts eligible to participate in a Bank Sweep Program will automatically default to interest-bearing bank accounts as their primary sweep option unless the eligible participant has selected a tax-exempt money market fund as his or her primary sweep option.

In the section captioned "Managing your fund account," the sub-section headed "Eligible participants for the Deposit Account Sweep Program" on page 24 of the prospectus is hereby deleted in its entirety and replaced with the following:

Eligible participants for the Bank Sweep Programs. Please see below for more information about eligible participants in the Bank Sweep Programs. UBS Financial Services Inc. accounts for eligible participants will automatically default to an interest-bearing deposit account, unless the eligible participant has selected a tax-exempt money market fund as his or her primary sweep option. Available balances in brokerage accounts in excess of the automatic dollar limit cap will be automatically deposited to UBS AG, Stamford, Connecticut Branch unless a money market fund has been selected or assigned by program and account type in the advisory programs. Clients with accounts not eligible for a Bank Sweep Program may select their sweep option from a list of available money market funds.

In the section captioned "Managing your fund account" and sub-headed "Buying shares by check or electronic funds transfer credit" on page 24 of the prospectus, the third sentence is hereby deleted and replaced with the following:

Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of the automatic dollar limit cap on investments in a Bank Sweep Program) may buy shares by check or electronic funds transfer credit.

In the section captioned "Managing your fund account" and sub-headed "Buying shares by wire" on page 25 of the prospectus, the second paragraph is hereby deleted and replaced with the following:

Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of the automatic dollar limit cap on investments in a Bank Sweep Program) may buy shares by wire.

In the section captioned "Managing your fund account," the sub-section headed "Buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants" on page 25 of the prospectus is hereby deleted in its entirety and replaced with the following:

Buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants

Eligible participants may withdraw available balances in the Deposit Account Sweep Program in order to directly purchase shares of Money Market Portfolio and/or U.S. Government Portfolio. The funds have a $5,000 minimum investment requirement for such purchases. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

In the section captioned "Managing your fund account" and sub-headed "Selling shares" on page 25 of the prospectus, the fourth sentence is hereby deleted and replaced with the following:

Eligible participants who purchased the shares of Money Market Portfolio and/or U.S. Government Portfolio may sell their shares of the funds and transfer the proceeds back to the Deposit Account Sweep Program by contacting their Financial Advisor in person or by telephone or mail.

In the section captioned "Managing your fund account" and sub-headed "Selling shares automatically" on pages 25-26 of the prospectus, the second and third paragraphs are hereby deleted and replaced with the following:

If you are not an eligible participant, shares of your primary money fund are always sold first. Shares in the other money funds will be sold, if necessary, in the following order: first, Money Market Portfolio; second, U.S. Government Portfolio; third, Tax-Free Fund; and fourth, California Municipal Money Fund or New York Municipal Money Fund. If you sell all your shares in a fund, you will receive cash credits to your UBS Financial Services Inc. securities account for dividends earned on those shares prior to the sale date.

If you are a participant in a Bank Sweep Program and also own shares of one or more funds, amounts to settle any outstanding securities purchases, charges or debits to your UBS Financial Services Inc. securities account will come from the following sources in the order indicated: first, proceeds from the sale of shares of Money Market Portfolio; second, proceeds from the sale of shares of U.S. Government Portfolio; third, proceeds from the sale of shares of Tax-Free Fund; fourth, proceeds from the sale of shares of California Municipal Money Fund or New York Municipal Money Fund; and fifth, funds on deposit at UBS AG, Stamford, Connecticut Branch; and finally, Bank Sweep Program balances.

In the section captioned "Managing your fund account" and sub-headed "More information regarding 'Eligible Participants'" on page 26 of the prospectus, the first paragraph is hereby deleted and replaced with the following:

The Deposit Account Sweep Program is available only to individuals, IRAs, trusts (as long as all beneficiaries of the trust accounts are natural persons or nonprofit organizations), sole proprietors and governmental entities. Custodial accounts are eligible for the Deposit Account Sweep Program if each beneficiary is an eligible participant. The Deposit Account Sweep Program is not available to participants that are: (a) UBS Financial Services Institutional Consulting Program clients; (b) not resident in the United States; (c) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); or (d) clients who are currently eligible for the Business Account Sweep Program.

The Business Account Sweep Program is available only to participants that are: (1) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations; (2) nonprofit organizations, including organizations described in Sections 501(c)(3) through (13) and (19) of the Internal Revenue Code of 1986, as amended; (3) estates; or (4) trusts (if one or more of the beneficiaries is a business entity). The Business Account Sweep Program is not available to participants that are: (i) UBS Financial Services Institutional Consulting Program clients; (ii) not resident in the United States; (iii) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to ERISA; or (iv) clients who are currently eligible for the Deposit Account Sweep Program.

(Additional information regarding sweep options for investors participating in the PACESM Select Advisors Program and PACESM Multi Advisor Program: These programs may provide for an allocation to another money market fund as part of an investment allocation plan; however, since your PACE investment is held within a UBS Financial Services Inc. brokerage account (e.g. , an RMA account, a basic investment account, etc.), available cash balances in the brokerage portion of RMA accounts and basic investment accounts are automatically swept to the Deposit Account Sweep Program in accordance with the terms of your brokerage account agreement, which terms differ from those applicable to advisory accounts.)

In the section captioned "Managing your fund account" and sub-headed "Additional information about your account" on pages 26-27 of the prospectus, the first paragraph is hereby deleted and replaced with the following:

It costs the fund money to maintain shareholder accounts. Therefore, each fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. This notice may appear on your account statement. Participants in a Bank Sweep Program who wish to increase their fund account balance to $500 or more will need to add sufficient cash to their securities accounts so that the bank deposit account cap and this minimum are both met. If the deposit account cap and fund minimum are not met, the proceeds from the sale of fund shares will be deposited in the investor's securities account and swept into the bank deposit account. Alternatively, investors participating in the Deposit Account Sweep Program who wish to increase their fund account balance may do so as explained in the section above captioned "Buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants."

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.